Construction in Progress	6 Months Ended
Jun. 30, 2026
Construction in Progress [Abstract]
CONSTRUCTION IN PROGRESS
7.	CONSTRUCTION IN PROGRESS

	As of December 31,	As of June 30,
	2025	2026
	(Audited)	(Unaudited)
Other cloud infrastructure(1)	$-	$20,156
Artificial intelligence platform under construction(2)	-	7,540
Construction in progress	$-	$27,696

(1)	Construction in progress primarily consisted of other cloud infrastructure under construction, which was not available for use as of June 30, 2026 and expected to be completed by the end of 2026.

(2)	On April 10, 2025, Shengda Automobile entered an agreement to purchase an artificial intelligence platform, which is expected to be completed in April 2027, with totaling price of RMB225 million (approximately $32.6 million). The Group has paid RMB51.2 million (approximately $7.5 million) as of June 30, 2026.

During the fiscal year 2026, the Group reassessed the classification of costs incurred in connection with the development of its cloud platform and artificial intelligence platform, and reclassified such costs from other non-current assets to construction in progress, as the project remains under development and has not yet been placed into service. The reclassification was made to better reflect the current plan and development of the underlying assets and had no impact on total assets, net income, or shareholders’ equity.